UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2007

Rapid Link, Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-22636	75-2461665
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

5408 N. 99th Street
Omaha, Nebraska 68134
(Address of principle executive offices, including Zip Code)

Registrant's telephone number, including area code (310) 566-1701

17383 Sunset Boulevard, Suite 350
Los Angeles, California   90272
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant’s pro forma financial statements and the related notes that will be filed herein.

Item 1.01  Entry into an Asset Purchase Agreement to acquire the assets of two companies.

OMAHA, NE – October 31, 2007 - Rapid Link, Inc. signed an Asset Purchase Agreement to acquire the business and assets of Web Breeze Networks, LLC, and Communications Advantage, LLC; each a wireless broadband service provider.

Web Breeze Networks and Communications Advantage are located in rural Amador County, California and have served local clientele for over eight years.  Communications Advantage and Web-Breeze Networks provides reliable and predictable revenue streams, which are generated by an excellent carrier class network and a loyal customer base. The acquired assets include a 350 Square Mile Wireless Broadband Network in Amador County, California that currently serves approximately 1440 users from 400 points of presence.  Other acquired assets include a Worldwide Web-hosting Service, a Fully Integrated Web-based Email Service, a nationwide Dial-up Internet access, national IP Voice Messaging and Fax Messaging service, and over 800 long-distance customers using One Plus dialing, Nationwide 800, and Travel Card services.

A copy of the press release is attached hereto as Exhibit 99.1 and the information contained in the press release is incorporated in the Item 1.01 by reference.

99.1	Press release dated November 1, 2007
99.2	Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAPID LINK, INCORPORATED

Date: November 1, 2007	By:	/s/ John Jenkins

John Jenkins
Chief Executive Officer